Exhibit 99.3

The following communication was first sent to Newell Rubbermaid employees beginning on December 14, 2015.

Dear Colleagues,

Today I am excited to share with you that we have entered into a definitive agreement to acquire Jarden Corporation for a consideration of cash and equity. Upon completion of the transaction, our new combined company will be a $16 billion branded goods powerhouse which will be called Newell Brands. Jarden is a leading, global consumer products company with over 120 brands, most notably Yankee Candle®, Crock-Pot®, FoodSaver®, Mr. Coffee®, Oster®, Sunbeam®, Coleman®, First Alert®, Jostens®, Nuk®, Oster®, Rawlings®, K2®, Marker®, Marmot®, Volkl®, and many others.

This combination allows both companies to achieve all the benefits of scale with an increasingly global footprint, a significant increase in the size of our business with key customers around the world and many cost efficiencies. Through the combination, we will create a new level of potential for our brands and our people, and over the long term we will look to build one of the largest, most successful branded consumer products companies in the world.

We are excited that these brands will become part of our portfolio. This intended combination continues to drive the company’s growth agenda and is another step toward Newell becoming one of the preeminent branded consumer goods companies in the world.

By bringing together Newell Rubbermaid and Jarden, we will unlock accelerated value creation for both sets of shareholders. These two companies have some of the strongest track records of shareholder return in the last 5 years. The scale of our combined businesses in key categories, channels and geographies creates a much broader canvas on which to leverage our advantaged set of brand development and commercial capabilities for accelerated growth and margin expansion.

We expect to complete the deal by the end of Q2 2016, subject to approval by shareholders of both Newell Rubbermaid and Jarden, receipt of regulatory approvals and other customary closing conditions. Upon completion of the deal, three members of the Jarden Board will join our Board of Directors and Michael Cowhig will continue as non-executive Chairman of the Newell Brands Board of Directors. I will lead Newell Brands as Chief Executive Officer. We will continue run both businesses as both do today with each focused on their respective 2016 business plans.

Mark Tarchetti, currently our Chief Development Officer, will lead the integration of our companies and will serve as President of Newell Brands upon the closing of the transaction. Mark will initially focus on bringing both companies together, delivering the synergies and developing a new combined portfolio strategy and long-term business development plans such as accelerated market deployment of the brands at home and internationally. He will also be responsible for the creation of a number of enterprise-wide capabilities, including Design, Innovation, Insights, eCommerce, and Direct-to-Consumer commerce.

Bill Burke, our Chief Operating Officer, has agreed to lead the legacy Jarden business upon the closing of the transaction, working closely with the existing Jarden leadership team to deliver their business plans and partnering with Mark on the transition of Jarden into Newell Brands. I’m delighted that Bill and Mark will continue their partnership.

As previously announced, Joe Arcuri will assume the role of Chief Commercial Officer of Newell Rubbermaid and Richard Davies will become Chief Development Officer of Newell Rubbermaid, both effective January 1, 2016. Joe and Richard will focus on delivering the existing Newell Rubbermaid business plan. Additional executive roles will be announced at the completion of the proposed transaction and in the meantime, it is business as usual for both leadership teams.

I am very excited about the potential this combination can bring to our company. This acquisition positions us for long term industry leadership and we are able to undertake this from a position of strength with very strong performance in 2015 and a powerful 2016 plan ahead of us. The combination will make us even stronger. I have long respected the value creation track record and entrepreneurial vision of Martin Franklin and Ian Ashken, the Founder and co-Founder of Jarden. They began their company from a standing start in 2001 and in only fourteen years built a business with revenue of over $10 billion with brands consumers use every day.

I am very proud of the team of people that have worked tirelessly over the last several weeks to bring this transaction to the point of announcement. I am thrilled to bring these two great companies together and look forward to realizing the full possibilities of this powerful combination. The creation of Newell Brands will accelerate our Growth Game Plan ambition of becoming one of the preeminent branded consumer goods companies in the world.

I look forward to welcoming the Jarden team to our company and realizing the full possibilities of this powerful combination. Thank you for your hard work which well positioned us for this opportunity and stay focused on delivering a strong 2015.

Caution Concerning Forward Looking Statements

Statements that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the timing of completion of the proposed combination, the expected benefits of the proposed combination, management’s plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies therefrom, and anticipated future financial and operating performance results, including operating margin or gross margin capital and other expenditures, cash flow, dividends, restructuring and other project costs, costs and cost savings, and debt ratings. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that the necessary shareholder approvals may not be obtained; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that the proposed combination will not be consummated in a timely manner; risks that any of the closing conditions to the proposed combination may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the proposed combination; the risk that we are unable to retain our investment grade rating; failure to realize the benefits expected from the proposed combination; failure to promptly and effectively integrate the combination; and the effect of the announcement of the proposed combination on the ability of Newell Rubbermaid to retain customers and retain and hire key personnel, maintain relationships with suppliers, on its operating results and businesses generally and those factors listed in Newell Rubbermaid’s most recently filed Quarterly Report on Form 10-Q and exhibit 99.1 thereto, in each case, filed with the Securities and Exchange Commission (“SEC”). Changes in such assumptions or factors could produce significantly different results. The information contained in this communication is as of the date indicated. Newell Rubbermaid does not assume any obligation to update any forward-looking statements contained in this communication as a result of new information or future events or developments.

Additional Information and Where to Find It

In connection with the proposed combination, Newell Rubbermaid and Jarden will file a registration statement on Form S-4 that will include the Joint Proxy Statement of Newell Rubbermaid and Jarden that also constitutes a prospectus of Newell Rubbermaid. Newell Rubbermaid and Jarden plan to mail to their respective shareholders the Joint Proxy Statement/Prospectus in connection with the combination. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWELL RUBBERMAID, JARDEN, AND THE PROPOSED COMBINATION. Investors and shareholders will be able to obtain copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid and Jarden free of charge at the SEC’s website, www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid by accessing Newell Rubbermaid’s website at www.newellrubbermaid.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting Newell Rubbermaid Investor Relations at investor.relations@newellrubbermaid.com or by calling 1-800-424-1941, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Jarden by accessing Jarden’s website at www.Jarden.com by clicking on the “For Investors” link and then clicking on the “SEC Filings” link or by contacting Jarden Investor Relations at rwilson@jarden.com or by calling 203-845-5300. Shareholders may also read and copy any reports, statements and other information filed by Newell Rubbermaid or Jarden with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Newell Rubbermaid, Jarden and certain of their respective directors, executive officers and other persons may be considered participants in the solicitation of proxies from the respective shareholders of Newell Rubbermaid and Jarden in respect of the proposed combination contemplated by the Joint Proxy Statement/Prospectus. Information regarding Newell Rubbermaid’s directors and executive officers is available in Newell Rubbermaid’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 1, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on February 12, 2015, May 19, 2015, October 9, 2015 and November 16, 2015. Information regarding Jarden’s directors and executive officers is available in Jarden’s Form 10-K filed with the SEC on March 2, 2015, its proxy statement filed with the SEC on April 20, 2015 in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on January 5, 2015 and June 9, 2015. Other information regarding persons who may be considered participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.